EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SMTEK International, Inc. (the “Company”) on Form 10-Q for the period ended September 24, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kirk A Waldron, Interim President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2004

By:	/s/ Kirk A. Waldron
Kirk A. Waldrn
Interim President
(principal executive officer)
SMTEK International, Inc.